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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Earliest Event Reported
                                January 15, 2003


                              NetRadio Corporation
             (Exact name of registrant as specified in its charter)



                                    MINNESOTA
         (State or other jurisdiction of incorporation of organization)



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
                 0-23928                                            41-1819471
        (Commission File Number)                       (IRS Employer Identification Number)



       C/O 7400 49th Avenue North
          New Hope, MN  55428]                                         55428
(Address of principal executive offices)                            (Zip Code)
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Registrant's telephone number, including area code:  (763) 971-2768

                  6458 City West Parkway, Suite 100
                  Eden Prairie, Minnesota
                  55344 (Former address, if changed since last report)



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Item 5.           OTHER EVENTS

                  As of January 15, 2003, NetRadio Corporation (the "Company") has settled all creditor claims and liquidated all of its remaining assets in the manner provided in the proxy statement of the Company, dated March 4, 2002 (the "Proxy Statement"). The Company intends to make a liquidating distribution in the amount of approximately $144,000.00 to its shareholders as provided in the Proxy Statement, and will thereupon file Articles of Dissolution with the Secretary of State of the State of Minnesota to dissolve the Company. The Company had approximately 2,240,300 shares outstanding as of December 31, 2002.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 NetRadio Corporation
                                                      Registrant


Date:  January 31, 2003         By:  /s/  Cary Deacon
                                    -------------------------------------------
                                    Cary Deacon
                                    Chief Executive Officer